UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 1, 2012

AMERICAN EAGLE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50906	20-0237026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2549 W. Main Street, Suite 202, Littleton, CO	80120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (303) 798-5235

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 1, 2012, we appointed Kirk Stingley as our Chief Financial Officer.  Mr. Stingley previously served in that capacity for us from June 2, 2008, until November 1, 2010.  For the period from January 1, 2011 through August 31, 2011, Mr. Stingley provided financial consulting services to us on an independent basis.  Mr. Stingley was re-hired by us on a permanent basis effective September 1, 2011 and, as noted above, reinstated as the Company’s Chief Financial Officer effective January 1, 2012.  During November and December 2010, Mr. Stingley was employed as the Corporate Controller for MicroStar Keg Management LLC.  Between January and May 2008, Mr. Stingley was employed by Adam James Consulting, where he provided accounting consulting services.  During the preceding four years, from December 2003 to January 2008, he served as the Director of Internal Audit and as Director of Online Operations for The Sports Authority, Inc.  Mr. Stingley began his career with Coopers & Lybrand in Houston, Texas and Denver, Colorado, where he was employed from July 1988 to August 1992 and provided auditing and consulting services to a number of private and publicly traded companies, whose principle activities involved the exploration, development, and operation of oil and gas properties.  Subsequent to leaving public accounting, Mr. Stingley served as the Director of Accounting Services for Jefferson Wells International, a regional financial consulting firm, where he provided accounting and financial related services to various oil and gas related entities.  Mr. Stingley holds an active CPA license in Colorado.

There are no family relationships among any of the Company’s directors, executive officers, or key employees.  As of the date of this Current Report, Mr. Stingley is 45 years of age, was recently granted options for the purchase of up to 150,000 shares of our common stock at a per-share exercise price of $1.18, and entered into a written employment agreement as referenced below.

Also effective January 1, 2012, various of our executives received year-end bonus payments and entered into written employment agreements with us, the material terms of which are:

Bradley Colby (CEO)	$204,000.00 per year; $100,000 year-end employee performance bonus	3 Year Term
Thomas Lantz (COO)	$204,000.00 per year; $75,000 year-end employee performance bonus	3 Year Term
Richard Pershall (Operations Manager)	$180,000.00 per year; $20,000 year-end employee performance bonus	2 Year Term
Kirk Stingley (CFO)	$150,000.00 per year; $15,000 year-end employee performance bonus	2 Year Term

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2012	AMERICAN EAGLE ENERGY CORPORATION

	By:	/s/ Bradley Colby
Bradley Colby
President and Chief Executive Officer